UBS PACESM SELECT ADVISORS TRUST

UBS PACE Global Fixed Income Investments

Supplement to the prospectuses relating to Class A, Class B, Class C, and Class Y shares (the “Multi-Class Prospectus”) and Class P shares (the “Class P Prospectus”) and the Statement of Additional Information (“SAI”), each dated November 30, 2006

February 6, 2007

Dear Investor,

The purpose of this supplement is to notify you of changes to (i) the ownership structure of Fischer Francis Trees & Watts, Inc. and its affiliates (collectively, “FFTW”), a subadvisor for UBS PACE Global Fixed Income Investments (the “fund”), and (ii) FFTW’s management team for its segment of the fund.

FFTW has served as a subadvisor to the fund since October 2000.  On December 15, 2006, BNP Paribas group (“BNP”) acquired a controlling ownership interest in FFTW.  This change in FFTW’s control resulted in automatic termination of the then existing sub-advisory agreement between UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and FFTW on behalf of the fund.  Accordingly, UBS Global AM entered into a new sub-advisory agreement with FFTW on substantially the same terms as those contained in the prior sub-advisory agreement.

While FFTW continues to use a team approach in managing the fund, effective December 1, 2006, David Marmon now serves as the primary portfolio manager for the fund.

As a result of these changes, the prospectuses and SAI dated November 30, 2006 are hereby revised as follows:

The sixth full paragraph on page 118 of the Multi-Class Prospectus, and the last paragraph on page 116 of the Class P Prospectus, are revised by replacing the second and third sentences with the following:

David Marmon, the head of FFTW’s US Corporate Credit Team, serves as the primary portfolio manager for the fund.  Key members of the team are Adnan Akant, John Carey, Richard Williams and Susan Swindells.

The seventh full paragraph on page 118 of the Multi-Class Prospectus, and the first full paragraph on page 117 of the Class P Prospectus, are revised by deleting the last sentence of the paragraph.

ZS-298

The third full paragraph on page 91 of the SAI is replaced in its entirety by the following:

CAC is currently owned by BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France.  On December 15, 2006, BNP Paribas group (“BNP”) which previously held a 24.9% equity interest in CAC, purchased the remaining voting shares of CAC from its employee shareholders.  As a result of the acquisition, FFTW became an indirectly wholly-owned, operating subsidiary of BNP Paribas.

The section “UBS PACE Global Fixed Income Investments – Fischer Francis Trees & Watts, Inc. and Rogge Global Partners plc” sub-headed “Fischer Francis Trees & Watts, Inc.” on page 149 of the SAI is revised by replacing the last sentence of the first paragraph with the following:

The fund’s primary portfolio manager is David Marmon.

The section is further revised by replacing the second paragraph and the table immediately following it with the following:

The following table provides information relating to other accounts managed by David Marmon as of December 31, 2006:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of accounts managed	2	10	17
Number of accounts managed with performance-based advisory fees	0	2	6
Asset managed (in millions)	$142	$3,320	$3,820
Assets managed with performance-based advisory fees (in millions)	0	$280	$1,102